2015 Annual Meeting

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2014 and Form 10 - Q for the fiscal quarter ended March 28, 2015. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2014 and our Form 10 - Q for the quarter ended March 28, 2015, which are also posted to our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .

• 66 years as one of the world’s leading firearms brands. • Experienced and engaged Board of Directors. • Strong management team. • # 1 or # 2 market position in our major categories: pistols , revolvers and rifles. • Strong balance sheet and operating results. Investment Highlights NYSE: RGR Shares Outstanding: 18.9 Million Price: $54.86 (5/1/15) Market Capitalization: $1 Billion Based on Management Estimates and Distributor Commentary

Company Profile • Trailing 12 - months ending March 28, 2015: • Sales : $512 Million • Operating Profit: 16% • EBITDA: 24% • EPS : $ 2.81 • EBITDA per Share: $ 6.29 • 1,850 non - union employees, 250 temporary employees . • Investment casting and metal injection molding divisions. • Manufacturing facilities in four states: • Newport , NH • Prescott , AZ • Mayodan , NC • St. Louis, MO • 2 - step distribution, selling to 16 wholesale distributors. • Over 450 firearm SKUs .

Quarterly Production ( in Thousands of Units) 50 150 250 350 450 550 650 2012 2011 2010 2009 2008 2007 2013 Q1 2015 2014 10,000/day 6,000/day

Quarterly Production vs. Shipments (in Thousands of Units) 50 150 250 350 450 550 650 2012 2011 2010 2009 2008 2007 2013 Q1 2015 2014 Shipments Production

Quarterly Sell - Through (in Thousands of Units) 50 150 250 350 450 550 650 2012 2011 2010 2009 2008 2007 2013 Q1 2015 2014 Estimated Sell - Through

5 - Year Consolidated Operating Results 2014 2013 2012 2011 2010 Sales Growth - 21% 40% 50% 29% - 6% Gross Margin 31% 38% 36% 34% 33% Operating Margin 18% 25% 23% 19% 17% EBITDA % 25% 28% 26% 23% 21% Inventory Turns 4.2 6.7 5.6 4.5 3.5 New Product % of Total Sales 16% 29% 38% 30% 25% Adjusted NICS Checks Growth - 12% 7% 28% 14% - 1% Sell - Through Growth - 20% 18% 63% 20% 2% Note: Excludes the impact of the 2014 defined benefit pension termination expense.

Quarterly Financial Results (in Millions, Except EPS) 2015 2014 Q1 Q4 Q3 Q2 Q1 Revenues $137.0 $122.6 $98.3 $153.7 $169.9 Gross Margin $41.4 $34.0 $23.7 $50.4 $61.1 Operating Profit $23.8 $16.3 $10.0 $33.0 $38.0 17% 13% 10% 22% 22% EPS $0.81 $0.53 $0.34 $1.12 $1.22 EBITDA $33.2 $26.1 $19.6 $42.1 $47.3 24% 21% 20% 27% 28% Note: Excludes the impact of the 2014 defined benefit pension termination expense.

5 - Year Return $- $150 $300 $450 $600 $750 $900 2009 2010 2011 2012 2013 2014 Ruger $407.23 S&P 500 S&W Recreation Source: Value Line Publishing LLC: Factual material is obtained from sources believed to be reliable, but the publisher is n ot responsible for any errors or omissions contained herein. Assumes $100 invested at the close of trading 12/09 in Sturm, Ruger & Co., Inc. common stock, Standard & Poor’s 500, Value Line Recreation Index, and Smith & Wesson Holding Corporation. *Cumulative total return assumes reinvestment of dividends. $100 Investment in 2009

5 - Year Return $- $150 $300 $450 $600 $750 $900 2009 2010 2011 2012 2013 2014 May 1, 2015 Stock Price $54.86 $9.70 $73.09 $34.63 Source: Value Line Publishing LLC: Factual material is obtained from sources believed to be reliable, but the publisher is n ot responsible for any errors or omissions contained herein. Assumes $100 invested at the close of trading 12/09 in Sturm, Ruger & Co., Inc. common stock, Standard & Poor’s 500, Value Line Recreation Index, and Smith & Wesson Holding Corporation. *Cumulative total return assumes reinvestment of dividends.

Return on Equity: Net Income ( in Millions) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $20 $40 $60 $80 $100 $120 2006 2007 2008 2009 2010 2011 2012 2013 2014 $64 Note: Excludes the impact of the 2014 defined benefit pension termination expense.

Return on Equity: Net Income (in Millions) vs. ROE 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $20 $40 $60 $80 $100 $120 2006 2007 2008 2009 2010 2011 2012 2013 2014 35.1% Note: Excludes the impact of the 2014 defined benefit pension termination expense.

Trends in Retail Demand 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 8 10 12 14 16 18 20 22 24 NICS Checks (in Millions) Sell - Through (in Thousands) Ruger 165% Growth Since 2008 NICS 46% Growth Since 2008 2010 2009 2008 2013 2012 2011 2014 The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Import Data (in Thousands of Units of Handguns) 2013 2014 0 100 200 300 400 500 600 700 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Austria Croatia Germany Brazil Italy

Import Data (in Thousands of Units of Handguns) 2013 2014 0 100 200 300 400 500 600 700 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Ruger (All Firearms) Austria Croatia Germany Brazil Italy

Market Share Movement 2013 2012 Revolvers Single - Action Maintained Maintained Double - Action Gained Gained Pistols Rimfire Gained Gained Centerfire : Full - Size Maintained Maintained Centerfire : Compact Maintained Maintained 1911 Gained Gained Rifles Mini - 14 Rifles Maintained Maintained Bolt - Action Rifles Gained Gained Rimfire Rifles Gained Gained Modern Sporting Rifles De Minimis De Minimis Based on Management Estimates and Distributor Commentary

Market Share Movement 2014 2013 2012 Revolvers Single - Action Maintained Maintained Maintained Double - Action Maintained Gained Gained Pistols Rimfire Maintained Gained Gained Centerfire : Full - Size Maintained Maintained Maintained Centerfire : Compact Lost Maintained Maintained 1911 Maintained Gained Gained Rifles Mini - 14 Rifles Maintained Maintained Maintained Bolt - Action Rifles Maintained Gained Gained Rimfire Rifles Maintained Gained Gained Modern Sporting Rifles Gained De Minimis De Minimis Based on Management Estimates and Distributor Commentary

New Product Impact (in Millions) $0 $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 $182 $99 $62 $485 $324 $252 $196 $679 38% 30% 25% 29% New Products Mature Products $89 $542 16%

Highlighted New Products 2014 & YTD 2015 4 New Platform Products Firearms: AR - 556 / LC9s Accessories: BX - Trigger / AR - Trigger 25 New Product Derivatives Including the LCP Custom / 9E / Lightweight SR1911 22 Charger Pistol / Mini - 14 in 300 BLK / 10/22 50 th Anniversary Rifle Ruger Collector’s Series 10/ 22 / LCRx 3 ” 51 New Distributor Specials Including the Single - Seven / SR1911 Nightwatchman / Muddy Girl LCP & LC9s

Consumer Awards & Recognition

Industry Awards & Recognition

Editorial Coverage

Editorial Coverage

Editorial Coverage

Editorial Coverage

Web Editorial Coverage

Social Media Presence

Inventory Reduction (in Millions) Raw Material & WIP $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Inventory Reduction (in Millions) Raw Material & WIP Finished Goods $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Inventory Reduction (in Millions) Raw Material & WIP $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Improvement in inventory turns during the past 5 years reduced inventory by $19 million. Finished Goods

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 51,100 2012 2011 2010 2009 2008 2007 2013 Q1 2015 2014

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 51,100 Distributors 262,000 2012 2011 2010 2009 2008 2007 2013 2014 Q1 2015

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 51,100 Target Distributor Inventory At 6 turns = 260,000 2012 2011 2010 2009 2008 2007 2013 2014 Distributors 262,000 Q1 2015

Quarterly Distributor Inventory Turns 0 5 10 15 20 25 30 35 40 Q1 2015 6 Turns Q1 2013 39 Turns 2012 2011 2010 2009 2008 2007 2013 2014 Q1 2015

Capital Allocation (in Millions) Capital Expenditures $55 Regular Dividend $41 2013 $96 Capital Expenditures $46 Regular Dividend $31 2014 $77

Variable Quarterly Dividend (in Millions) $- $2 $4 $6 $8 $10 $12 $14

Shareholder Return Since early 2007 , • W e have returned $272 million to our shareholders: • Stock Buyback $64 Million • Special Dividend $ 87 Million • Regular Quarterly Dividend $121 Million • W e invested $201 million on capital expenditures to grow the business. • O ur market capitalization increased from $ 220 million to $ 1 billion . • Our March 28, 2015 cash balance was $30.8 million .

DB Pension Termination in Q4 2014 • In December 2007 we froze the D efined Benefit Pension Plans and enrolled all employees into a 401k. • In December 2014 the Defined Benefit P ension P lans were fully f unded and terminated. • The termination expense was $41.0 m illion, of which the c ash o utlay was $ 7.5 m illion. • The annual savings are expected to be $400,000.

Investor Communications We anticipate releasing 2015 quarterly earnings and holding investor conference calls on the following dates: Earnings Release Conference Call Q2 2015 July 29, 2015 July 30, 2015 Q3 2015 November 4, 2015 November 5 , 2015 Q4 2015 February 24, 2016 February 25, 2016

• 66 years as one of the world’s leading firearms brands. • Experienced and engaged Board of Directors. • Strong management team. • # 1 or # 2 market position in our major categories: pistols , revolvers and rifles. • Strong balance sheet and operating results. Investment Highlights NYSE: RGR Shares Outstanding: 18.9 Million Price: $54.86 (5/1/15) Market Capitalization: $1 Billion Based on Management Estimates and Distributor Commentary

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2014 and Form 10 - Q for the fiscal quarter ended March 28, 2015. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2014 and our Form 10 - Q for the quarter ended March 28, 2015, which are also posted to our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .